UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported:): October 13, 2010 ( July 2, 2010)

Commission File Number 001-15665

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UC HUB Group, Inc.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

88-0389393

(I.R.S. Employer Identification No.)

2421 Fenton St. Ste A Chula Vista, Ca. 91914

(Address of principal executive offices including Zip Code)

(800) 278-8870

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

On July 2, 2010, Larry Wilcox, the sole officer of UC Hub Group, Inc. resigned. He also resigned as a Director of the Company. The current Director, Andrew Mercer, is evaluating potential candidates for the title of President of the Company as well as the positions of Treasurer and Secretary.

Contact:

Andrew Mercer

Director, UC HUB GROUP INC

1 800 278-8870

info@uchub.net

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UC HUB GROUP, INC.

Dated: October 13, 2010	By:	/s/ Andrew Mercer
Andrew Mercer
Director